As filed with the Securities and Exchange Commission on June 8, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  March 31, 2007

Date of reporting period:  March 31, 2007

Item 1. Report to Stockholders.

Dear fellow shareholder:
This report is significant for two reasons.  First, it marks the end of our fifth year of operation, and second, it gives us an opportunity to announce our four-star overall Morningstar rating as of April 30, 2007.

The Teberg Fund was rated among 375 funds in Morningstar’s Conservative Allocation category (derived from a weighted average of the Funds’ three, five and ten year risk-adjusted return measures).  Morningstar rates mutual funds from one to five stars (one being the lowest and five being the highest), so we’re very pleased to be rated four stars in our category.

This Morningstar rating is one the highlights of our first five years that are featured on the timeline included in this report.  We hope this is just the beginning of a long and successful journey for all of us.

The market in review…..

Once again, our return didn’t place us at the top or the bottom when compared with the market indexes.   Our goal is not to provide excitement for our shareholders but rather to achieve steady growth absent the market’s big ups and downs.  We appreciate the relatively straight line that tracks our performance for the period from April 1, 2006 through March 31, 2007 which this report covers, as compared with the peaks and valleys of the indexes

When the dust settled at the end of the period, we had achieved a 6.81% net return.  This compares with the Dow at 13.82%, the S&P 500 (our benchmark) at 11.84% and the NASDAQ at 3.58%.  While we wish we were closer to the top, we believe our return was appropriate for our risk, which we try to manage closely.

As many of you know, I leave the work of interpreting economic indicators to others and focus instead on how market history often repeats itself.  My research on mid-term election year trends received a fair amount of media attention during this period and appeared to be on track when the market started to take off in October as anticipated. History shows that the upturn is often sustained until the end of the following year, but the market leveled out somewhat in February and March.

Only time will tell if the remainder of 2007 will produce the strong returns achieved in past election cycles.   We are in the midst of the third longest running bull market in history, which started in October 2002 and is still going strong today, but we have to wonder how long it can last.

What worked and what didn’t…..

We increased our position in high yield bonds during this period, once again making them the cornerstone of our portfolio.  The exception was a brief stay on the sidelines during part of the summer when we held a large cash position.  Since our re-entry last August, our high yield bond holdings produced a 12.99% return thanks to continued strong corporate earnings and stable interest rates.

It’s interesting to note that in last year’s annual report, we pointed to our high yield bond performance as a detriment to the portfolio.   This period, high yields emerged as heroes and helped boost our performance as well as reduce volatility.

On the other hand, the NASDAQ went from the top to the bottom of the performance ratings during this period and thus our NASDAQ holdings hurt our bottom line.  As of March 31, 2006, the NASDAQ had a one-year return of 17.04%.  That return dropped to 3.58% during this period, proving once again that last year’s winner can easily become this year’s loser.  Fortunately, our NASDAQ positions were a small part of our portfolio.

Another change in our portfolio during this period was a move away from small caps last summer when we believed their values may have peaked.  Initially, our decision looked good when they took a brief dip shortly after we sold out, but in retrospect we would have been better off holding them longer because they continued to do well throughout the period.  That said, we make it a habit not to apologize for locking in profit when we believe the time is right.

ETFs debut in the portfolio…..

As you may have read in the prospectus supplement mailed to you in early March, we’ve added exchange traded funds (ETFs) to our portfolio. ETFs are relatively new kinds of funds designed to track the performance of specific indexes or types of stocks. For example, the health care, internet and Japan ETFs we own are comprised of stocks specifically focused on these areas.

The advantages of owning ETFs are daily disclosure of holdings, low expenses and tax efficiency.  They also offer trading flexibility because they trade on the American Stock Exchange throughout the day on an up-to-the-minute price just like individual stocks. The downside is that there are certain risks associated with these funds because of their narrow focus, which is why they make up a small percentage of our portfolio holdings.

What matters most…..

When all is said and done, what we’ve been able to achieve for each shareholder is what really matters.  If you’ve been with us since the beginning, you’ll be especially interested in the performance chart showing how we’ve done over the past five years.  We’re well satisfied and hope you are too.

Whether you’ve invested your retirement nest egg, college money for your children, or savings accumulated through years of hard work, we respect what it took to earn this money and will always do our best to manage it wisely.

Sincerely,

Curtis A. Teberg
Portfolio Manager

Past performance does not guarantee future results.

The above discussion is based on the opinions of Curtis A. Teberg, given the current economic environment and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Because the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which they invest.  By investing in the Fund, you will indirectlybear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of those funds.  These risks include, but are not limited to, risks involved with non-diversification and investments in smaller capitalization companies and lower rated securities.  The Fund may also commit up to 80% of its assets to high yield funds containing lower rated securities that are subject to a higher risk of default.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced and ratings may have been lower.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  You cannot invest directly in an index.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  As of 4/30/07, The Teberg Fund was rated against the following numbers of U.S.-domiciled Conservative Allocation funds over the following time periods:  375 in overall period, 375 in the last three years and 187 funds in the last five years. With respect to these Conservative Allocation funds, The Teberg Fund received an overall Morningstar Rating of 4 stars, 3 stars for the three-year period and 4 stars for the five-year period.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Distributed by Quasar Distributors, LLC (05/07)

Total Return	One Year	Since Inception (Cumulative)	Since Inception (Annualized)
The Teberg Fund
(Inception April 1, 2002)	6.81%	38.27%	6.70%
S&P 500 Index	11.84%	35.63%	6.28%
Dow Jones Industrial Average	13.82%	33.45%	5.94%
NASDAQ Composite Index	3.58%	29.61%	5.32%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.  It has been a widely followed indicator of the stock market since October 1, 1928.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small-Cap stocks. The index was developed with a base level of 100 as of February 5, 1971.

Indices do not incur expenses and are not available for investment.

The Teberg Fund
EXPENSE EXAMPLE
at March 31, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/06 – 3/31/07).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Teberg Fund
EXPENSE EXAMPLE
at March 31, 2007 (Unaudited), Continued

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses Paid During Period 10/1/06 – 3/31/07

Actual	$1,000.00	$1,065.40	$11.33

Hypothetical	$1,000.00	$1,013.96	$11.05
(5% return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

The Teberg Fund
ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2007 (Unaudited)

The Teberg Fund
SCHEDULE OF INVESTMENTS
at March 31, 2007
Shares		Value
	EQUITY FUNDS - 24.61%
8,357	AIM Financial Services Fund - Class A	$228,158
7,513	AIM Global Health Care Fund - Class A*	218,251
1,423	American EuroPacific Growth Fund - Class A	68,173
15,443	American Washington Mutual Investors Fund - Class A	540,828
15,466	Blackrock Mid-Cap Value Equity Fund - Class IA	209,715
21,697	Brandywine Fund*	765,910
19,131	Burnham Financial Services Fund	418,587
2,160	Calamos Growth Fund - Class A*	118,853
1,373	CGM Focus Fund	52,086
2,539	Clipper Fund	227,928
3,296	Columbia Acorn Fund - Class A	99,934
2,270	Davis Financial Fund - Class A*	105,470
8,772	Eaton Vance Worldwide Health Sciences Fund - Class A*	98,426
7,158	Evergreen Utility & Telecommunications Fund - Class A	111,169
3,365	Fidelity Real Estate Investment Portfolio	126,811
942	Fidelity Select Air Transportation Portfolio*	47,268
4,392	Fidelity Select Energy Portfolio	228,007
5,634	Fidelity Select Environmental Portfolio*	97,296
851	Fidelity Select Health Care Portfolio	107,901
1,579	Fidelity Select Insurance Portfolio	109,988
1,415	Fidelity Select Technology Portfolio*	99,066
3,123	Firsthand Technology Value Fund -Investor Class*	123,117
2,939	FPA Capital Fund	130,145
5,736	FPA Perennial Fund	200,084
8,057	Franklin Mutual European Fund - Class A	208,182
11,450	Gabelli Value Fund - Class A	207,244
4,807	Gamco Global Telecommunications Fund - Class AAA	113,023
7,907	ICON Financial Fund	113,065
2,338	Jennison Natural Resources Fund - Class A	111,445
5,345	Mairs & Power Growth Fund	416,995
10,531	Marshall Mid-Cap Value Fund - Investor Class	165,658
16,639	Matthews Korea Fund	98,835
5,237	Meridian Growth Fund	216,957
3,117	Meridian Value Fund	115,400
14,946	MFS Mid Cap Growth Fund - Class A*	146,473
14,495	Nicholas Applegate Growth Equity Fund - Class A*	186,545
5,426	Oppenheimer International Small Company Fund - Class A	156,065
3,240	The Parnassus Fund*	118,462
6,119	Phoenix Real Estate Securities Fund - Class A	227,025
9,322	PIMCO Real Return Fund - Class A	101,514
7,997	Rydex Series -Transportation Fund - Investor Class*	233,187
5,870	Seligman Communications & Information Fund - Class A*	198,298
2,951	streetTRACKS Gold Trust*	193,999

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2007
Shares		Value

3,692	Thompson Plumb Growth Fund	$175,045
3,122	Vanguard Energy Fund - Investor Class	204,222
77,237	Westwood Equity Fund - Class AAA	882,815
	TOTAL EQUITY FUNDS (Cost $8,270,652)	9,123,625

	EXCHANGE TRADED FUNDS - 6.16%
1,660	Energy Select Sector SPDR Fund	100,015
2,969	Health Care Select Sector SPDR Fund	99,907
35,065	Internet Infrastructure HOLDRs Trust*	180,234
968	iShares Cohen & Steers Realty Majors Index Fund	99,888
1,151	iShares Dow Jones U.S. Real Estate Index Fund	98,111
2,332	iShares Dow Jones U.S. Transportation Index Fund	200,669
1,111	iShares Lehman 20+ Year Treasury Bond Fund	98,079
2,561	iShares MSCI EAFE Index Fund	195,302
2,999	iShares MSCI Emerging Markets Index Fund	349,383
6,688	iShares MSCI Japan Index Fund	97,444
8,700	Semiconductor HOLDRs Trust	290,493
1,530	Short QQQ ProShares	95,931
1,543	Short S&P500 ProShares	96,916
2,000	Utilities HOLDRs Trust	281,440
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,293,495)	2,283,812

	FIXED INCOME FUNDS - 64.45%
6,455	American Century Target Maturities Series
	2015 Fund - Investor Class	512,433
51,443	American High Income Trust - Class A	653,843
795,586	DWS High Income Fund - Class A	4,351,853
203,121	Eaton Vance High Income Fund - Class A	1,082,635
4,786	First Trust Strategic High Income Fund	95,098
1,019,281	Franklin AGE High Income Fund - Class A	2,191,454
1,662,866	Franklin Income Fund - Class A	4,506,366
881,526	John Hancock High Yield Fund - Class A	4,998,251
98,628	Julius Baer Global High Income Fund - Class A	1,098,714
552,010	Northeast Investors Trust	4,399,523
	TOTAL FIXED INCOME FUNDS (Cost $22,613,249) .	23,890,170

	MONEY MARKET FUNDS - 6.16%
2,284,447	AIM STIT-STIC Prime Portfolio	2,284,447
	TOTAL MONEY MARKET FUNDS (Cost $2,284,447)	2,284,447
	Total Investments (Cost $35,461,843) - 101.38%	37,582,054
	Liabilities in Excess of Other Assets - (1.38)%	(512,040)
	NET ASSETS - 100.00%	$37,070,014

* Non-income producing security.
The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2007

ASSETS
Investments in securities, at value
(identifi ed cost $35,461,843)	$37,582,054
Cash	94
Receivables
Securities sold	115,671
Dividends and interest receivable	59,003
Fund shares sold	33,995
Prepaid expenses and other assets	3,733
Total assets	37,794,550
LIABILITIES
Payables
Securities purchased	115,400
Fund shares redeemed	516,402
Due to advisor	47,709
Audit fees	16,498
Distribution fees	7,952
Administration fees	6,361
Transfer agent fees and expenses	4,054
Fund accounting fees	4,479
Legal fees	2,125
Chief Compliance Officer fee	1,501
Custodian fees	1,051
Accrued other expenses	1,004
Total liabilities	724,536
NET ASSETS	$37,070,014

Net asset value, offering and redemption price per share
[$37,070,014/3,350,858 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$11.06

COMPONENTS OF NET ASSETS
Paid-in capital	$34,189,393
Undistributed net investment income	270,865
Accumulated net realized gain on investments	489,545
Net unrealized appreciation on investments	2,120,211
NET ASSETS	$37,070,014

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2007

INVESTMENT INCOME
Income
Dividends	$1,671,276
Interest	232,595
Total income	1,903,871
Expenses
Advisory fees (Note 3)	525,034
Distribution fees (Note 4)	87,506
Administration fees (Note 3)	70,004
Fund accounting fees (Note 3)	27,120
Transfer agent fees and expenses (Note 3)	25,815
Audit fees	16,507
Legal fees	11,875
Custody fees (Note 3)	8,111
Trustee fees	6,948
Chief Compliance Officer fee (Note 3)	6,001
Insurance fees	5,957
Registration fees	4,650
Other	3,690
Shareholder reporting	2,742
Total expenses	801,960
Less: expenses reimbursed by advisor (Note 3)	(27,098)
Net expenses	774,862
Net investment income	1,129,009

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on security transactions	1,660,831
Capital gain distributions from regulated investment companies	466,724
Net change in unrealized depreciation on investments	(917,504)
Net realized and unrealized gain on investments	1,210,051
Net Increase in Net Assets Resulting from Operations	$2,339,060

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2007	Year Ended March 31, 2006

NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,129,009	$388,366
Net realized gain on security transactions	1,660,831	1,721,680
Capital gain distributions from regulated
investment companies	466,724	481,552
Net change in unrealized appreciation/(depreciation)
on investments	(917,504)	896,791
Net increase in net assets resulting
from operations	2,339,060	3,488,389

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,005,801)	(383,060)
From net realized gain on security transactions	(3,368,302)	(245,244)
	(4,374,103)	(628,304)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	4,505,578	(801,610)
Total increase in net assets	2,470,535	2,058,475

NET ASSETS
Beginning of year	34,599,479	32,541,004
End of year	$37,070,014	$34,599,479

Includes undistributed net investment income of:	$270,865	$147,759

(a) A summary of share transactions is as follows:

	Year Ended March 31, 2007		Year Ended March 31, 2006

	Shares	Paid-in Capital	Shares	Paid-in Capital

Shares sold	263,570	$3,030,581	211,653	$2,357,498
Shares reinvested	400,559	4,374,103	55,406	628,303
Shares redeemed	(251,077)	(2,899,106)	(335,279)	(3,787,411)
Net increase/(decrease)	413,052	$4,505,578	(68,220)	$(801,610)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended March 31,
	2007	2006	2005	2004	2003(1)

Net asset value, beginning of year	$11.78	$10.83	$10.94	$9.73	$10.00

Income from investment operations:
Net investment income (2)	0.38	0.13	0.04	0.21	0.13
Net realized and unrealized gain/(loss) on investments	0.41	1.03	(0.08)	1.68	(0.32)
Total from investment operations	0.79	1.16	(0.04)	1.89	(0.19)
Less distributions:
From net investment income	(0.35)	(0.13)	(0.06)	(0.19)	(0.08)
From net realized gain on investments	(1.16)	(0.08)	(0.01)	(0.49)	-
Total distributions	(1.51)	(0.21)	(0.07)	(0.68)	(0.08)

Net asset value, end of year	$11.06	$11.78	$10.83	$10.94	$9.73

Total return	6.81%	10.79%	(0.32)%	19.48%	(1.90)%

Ratios/supplemental data:
Net assets, end of year (thousands)	$37,070	$34,600	$32,541	$29,180	$17,943
Ratio of expenses to average net assets: (3)
Before expense reimbursement/recoupment	2.29%	2.33%	2.31%	2.31%	2.93%
After expense reimbursement/recoupment	2.21%	2.25%	2.23%	2.42%	2.50%
Ratio of net investment income to average net assets: (3)
Before expense reimbursement/recoupment	3.15%	1.08%	0.38%	2.33%	1.52%
After expense reimbursement/recoupment	3.23%	1.16%	0.46%	2.22%	1.95%
Portfolio turnover rate	150.86%	113.59%	150.50%	88.41%	84.10%

(1)	The Fund commenced operations on April 1, 2002.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS
at March 31, 2007

NOTE 1 - ORGANIZATION

The Teberg Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund began operations on April 1, 2002. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: Investments are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.
Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended March 31, 2007, undistributed net investment income was decreased by $102 and accumulated net realized gains were increased by $102. These differences for financial statement and tax purposes were due to investments in grantor trusts.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2007

F.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evalution of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Application of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for the fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption, which is expected to be September 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended March 31, 2007, First Associated Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended March 31, 2007, the Fund incurred $525,034 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 2.50% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2007

(taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund’s operations.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  There were no expenses subject to recapture pursuant to the aforementioned conditions at March 31, 2007.  For the year ended March 31, 2007, the Advisor waived $27,098 in 12b-1 fees received from underlying funds that were purchased through a broker affiliated with the Advisor.  The 12b-1 fees received by the Fund are included in the advisory fee waiver in the Statement of Operations.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory fi lings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended March 31, 2007, the Fund incurred $70,004 in administration fees.

U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended March 31, 2007, the Fund incurred $27,120, $18,019, and $8,111 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended March 31, 2007, the Fund was allocated $6,001 of the Chief Compliance Officer fee.

NOTE 4 – DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and services

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2007

activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended March 31, 2007, the Fund paid the Distribution Coordinator $87,506.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $46,033,795 and $45,836,125, respectively.

NOTE 6 – LINE OF CREDIT

The Teberg Fund has a line of credit in the amount of $11,400,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended March 31, 2007, the Fund did not draw upon the line of credit.

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31 was as follows:

	2007	2006
Ordinary income	$1,259,651	$383,060
Long-term capital gains	3,114,452	245,244

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended March 31, 2007.

The Teberg Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
at March 31, 2007

As of March 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$35,470,707

Gross tax unrealized appreciation	$2,317,386
Gross tax unrealized depreciation	(206,039)
Net tax unrealized appreciation	$2,111,347

Undistributed ordinary income	$357,718
Undistributed long-term capital gain	411,556
Total distributable earnings	$769,274

Other accumulated gains/(losses)	-
Total accumulated earnings/(losses)	$2,880,621

The Teberg Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
The Teberg Fund

We have audited the accompanying statement of assets and liabilities of The Teberg Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended March 31, 2003 have been audited by other auditors, whose report dated May 12, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers have not replied to our confirmation requests. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Teberg Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 18, 2007

The Teberg Fund
NOTICE TO SHAREHOLDERS
at March 31, 2007 (Unaudited)

For the year ended March 31, 2007, the Teberg Fund designated $1,469,610 and $1,795,743, respectively, as ordinary income and long-term gains for purposes of the dividends paid deduction.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-209-1964 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Teberg Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2006

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available without charge, upon request, by calling 1-866-209-1964. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information included in the Fund’s Form N-Q is also available upon request by calling 1-866-209-1964.

The Teberg Fund
BOARD REVIEW OF ADVISORY AGREEMENT

At a meeting held on December 12, 2006, the Board, including the Independent Trustees, considered and approved the continuance of the Advisory Agreement for The Teberg Fund for an additional one-year term. Prior to the meeting, the Independent Trustees had requested detailed information from the Advisor and the Administrator regarding the Fund. This information, together with the information provided to the Independent Trustees since the Fund’s inception, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of certain factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of the day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of the key personnel at the Advisor involved in the day-to-day activities of the Fund, including administration, marketing and compliance.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior two years the Board had met twice with the Advisor in person to discuss various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its obligations under the Advisory Agreement and that the nature, overall quality, cost and extent of such investment advisory services were satisfactory and reliable.

2.
THE FUNDS’ HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer group, as classified by Lipper, Inc., and the Fund’s benchmark indices.

Performance
The Board noted that the Fund’s year-to-date performance as of October 31, 2006, was below the median of its peer group.  While the Fund’s performance

The Teberg Fund
BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

record was below the median of its peer group, the Fund had outperformed its benchmark indices -- the S&P 500 Index, the Dow Jones Industrial Average and the NASDAQ Composite Index -- for the period from the Fund’s inception through October 31, 2006.  Although the Board noted the Fund’s below median performance for the one-year and three-year periods ended October 31, 2006, the Board gave greater weight to the Advisor’s longer term performance and adherence to the Funds’ investment mandate.  The Trustees also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics and had been satisfi ed with the Advisor’s reports.  Finally the board took into consideration the fact that most shareholders had a direct relationship with the Advisor and appeared to be generally satisfi ed with the Advisor’s performance.  The Board concluded that the Advisor’s performance overall was satisfactory given the Advisor’s investment strategy and current market conditions.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEES UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed and compared the Fund’s fees and expenses to those funds in its respective peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.

Expenses

The Board noted that the Advisor had agreed to maintain an annual expense ratio of 2.50%, but had actual expenses of 2.24%.  The Board further noted the Fund had consistently and clearly disclosed to shareholders the expense ratio that shareholders should expect to experience and the Advisor had honored its agreement to cap expenses.  The Trustees noted that the Fund’s total expense ratio was above its peer group median and ranked in the fourth quartile.  The Trustees took into account that the Advisor’s strategy involved investing in other mutual funds, which necessarily involved some degree of layering of fees, and that investors selecting this Fund were electing a fund-of-funds structure with its attendant additional costs as disclosed in the prospectus.  The Board also noted that the Fund’s Rule 12b-1 fees were at an acceptable level given the Advisor’s distribution activities on behalf of the Fund.  After taking into account this information and considering all waivers and reimbursements, the Board concluded that the fee paid to the Advisor was fair and reasonable.

The Teberg Fund
BOARD REVIEW OF ADVISORY AGREEMENT (Continued)

4.
ECONOMIES OF SCALE.  The Board also considered whether the Fund was experiencing economies of scale and concluded that any effective economies of scale at current asset levels were being fully shared by the Advisor’s efforts to maintain expenses below the agreed upon expense cap. The Board considered that the Fund would realize economies of scale as Fund assets continued to grow even though certain Fund expenses would increase with asset growth and assets had to grow beyond the point where subsidization from the Advisor was no longer necessary and/or had been recaptured. The Board also noted that, although the Fund did not have advisory fee breakpoints, current asset levels did not warrant the introduction of breakpoints.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct and indirect benefits to the Advisor from advising the Fund. The Board considered that the Advisor benefits from positive reputational value in advising the Fund.  After its review, the Board determined that there was currently limited profitability to the Advisor from the Advisory Agreement and therefore profitability could not be considered excessive.  The Board also considered the financial soundness of the Advisor from the perspective of evaluating the Advisor’s ability to continue to subsidize the Fund until it reached a point where it could generate positive returns to the Advisor. The Board concluded that the Advisor has adequate resources to adequately support the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund, and that the Fund’s shareholders were receiving reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during the past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

Walter E. Auch, Born 1921	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Management Consultant, formerly Chairman, CEO of Chicago Board Options
Exchange and former President of Paine Webber.
Other Directorships: Nicholas-Applegate Funds,
Citigroup, Pimco Advisors LLP, Senele Group and UBS Capital Management

Eric M. Banhazl, Born 1957	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee, President
Retired; formerly Senior Vice President, U.S. Bancorp Fund Services, LLC,
the Fund’s administrator, from 2001 to 2006; formerly, Executive Vice President,
Investment Company Administration, LLC (“ICA”).

James Clayburn LaForce, Born 1928	2002	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group,
The Metzler/Payden Investment Group,
Arena Pharmaceuticals and Cancervax

Donald E. O’Connor, Born 1936	1997	1
615 E. Michigan Street
Milwaukee, WI 53202
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

INDEPENDENT TRUSTEES AND OFFICERS
Name, Age Address Position held with Fund Principal Occupation(s) and other Directorships during the past five years	Trustee of Fund Since*	Number of Portfolios Overseen in Fund Complex**

George J. Rebhan, Born 1934	2002	1
615 E. Michigan Street Milwaukee, WI 53202 Trustee Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993. Trustee: E*Trade Funds

George T. Wofford III, Born 1939	1997	1
2020 E. Financial Way Glendora, CA 91741 Trustee Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco. Other Directorships: None

Robert M. Slotky, Born 1947	N/A	N/A
2020 E. Financial Way
Glendora, CA 91741
Chief Compliance Officer, Vice President
Vice President, U.S. Bancorp Fund Services, LLC, the Fund’s administrator
(since July 2001); formerly Senior Vice President, ICA.

Rodney A. DeWalt, Born 1967	N/A	N/A
615 E. Michigan Street
Milwaukee, WI 53202
Secretary, Anti-Money Laundering Compliance Officer
Senior Counsel, Fund Administration, U.S. Bancorp Fund Services, LLC (since
January 2003); Thrivent Financial for Lutherans from 2000 to 2003; Attorney
Private Practice, 1997 to 2000.

Douglas G. Hess, Born 1967	N/A	N/A
615 E. Michigan Street Milwaukee, WI 53202 Treasurer Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (since March 1997).

The Teberg Fund
INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

*	The term for each Trustee is indefinite.

**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

The Statement of Additional Information includes additional information about the Fund’s trustees and officers and is available, without charge, upon request by calling 1-866-209-1964.

(This page intentionally left blank)

(This page intentionally left blank)

Advisor
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, MN 55811

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(866) 209-1964

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-866-209-1964.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/07	FYE 3/31/06
Audit Fees	$14,100	$13,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/07	FYE 3/31/06
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Advisors Series Trust

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   6/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   6/5/07

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date   6/6/07

* Print the name and title of each signing officer under his or her signature.